                                                                    EXHIBIT 23.3

The Board of Directors
Metro-Goldwyn-Mayer Inc.

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

Los Angeles, California

August 25, 1998